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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): September 24, 1996



                             MELVILLE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



    New York                  1-1011                       04-1611460
(State or Other      (Commission File Number)            (IRS Employer
Jurisdiction                                            Identification
of Incorporation)                                       No.)


   One Theall Road
      Rye, New York                                        10580
(Address of Principal Executive                          (Zip Code)
Offices)


             Registrant's telephone number, including area code:
                                (914) 925-4000


                                  Not Applicable
                  (Former Name or Former Address, if Changed
                              Since Last Report)

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               ITEM 5.  Other Events.

               Melville Corporation ("Melville") issued a press release on September 24, 1996 relating to, among other things, (i) the proposed distribution by Melville on October 12, 1996 to its shareholders of record on October 2, 1996 (the "Record Date"), of all the stock of Footstar, Inc. held by Melville, and (ii) the special meeting of Melville's shareholders of record on the Record Date to be held on November 19, 1996. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

               ITEM 7(c).  Exhibits.

Exhibit 99.1  Press Release of Melville Corporation dated September 24, 1996.




                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MELVILLE CORPORATION



                                           /s/ Charles Conaway
Dated: September 27, 1996              By: -------------------
                                     Name: Charles Conaway
                                    Title: Chief Financial Officer





                               INDEX TO EXHIBITS


                                                               Sequential
Exhibit No.                      Description                   Page No.
- -----------                      -----------                   ----------
Exhibit 99.1               Press Release of Melville

                           Corporation dated September 24,
                           1996.